                                                                  EXHIBIT 25.1
______________________________________________________________________________

                      securities and exchange commission
                            Washington, D.C. 20549
                          __________________________

                                   FORM T-1

                        Statement of Eligibility Under
                     The Trust Indenture Act of 1939 of a
                   Corporation Designated to Act as Trustee
             Check if an Application to Determine Eligibility of
                  a Trustee Pursuant to Section 305(b)(2)___
           _______________________________________________________

                     U.S. BANK TRUST NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)

                                  41-1973763
                      I.R.S. Employer Identification No.

              300 East Delaware Avenue, 8th Floor
             Wilmington, Delaware                           19809
             (Address of principal executive offices)    (Zip Code)

                                James Vellanti
                     U.S. Bank Trust National Association
                         100 Wall Street, Suite 1600
                              New York, NY 10005
                           Telephone (212) 361-2506
          (Name, address and telephone number of agent for service)

                             Structured Products Corp.

            (Exact name of Registrant as specified in its charter)

                Delaware                                    13-3692801
(State or other jurisdiction of incorporation or organization)    (I.R.S.
Employer Identification No.)

                             388 Greenwich Street

                           New York, New York 10013

             (Address of Principal Executive Offices) (Zip Code)

                      Trust Certificates and Trust Notes

______________________________________________________________________________

                                   FORM T-1

Item  1.  GENERAL  INFORMATION.   Furnish  the  following  information  as  to
     the Trustee.

         a)   Name and address of each examining or  supervising  authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers.
                  Yes

Item 2.  AFFILIATIONS  WITH  OBLIGOR.  If the obligor is an  affiliate  of the
         Trustee, describe each such affiliation.
            None

Items 3-15  The  Trustee  is a Trustee  under  other  Indentures  under  which securities  issued by the  obligor are  outstanding.  There is not and there has not been a default  with  respect to the  securities outstanding under other such Indentures.

Item  16.  LIST OF  EXHIBITS:  List  below  all  exhibits  filed  as a part of this statement of eligibility and qualification.

         1. A copy  of the  Articles  of  Association  of the  Trustee  now in
            effect,  incorporated  herein by  reference  to  Exhibit 1 of Form
            T-1, Document 6 of Registration No. 333-84320.

         2.  A  copy  of the  certificate  of  authority  of  the  Trustee  to commence business,  incorporated  herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the  certificate of authority of the Trustee to exercise corporate  trust  powers,  incorporated  herein  by  reference  to
            Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing  bylaws of the  Trustee,  as now in effect, incorporated  herein  by  reference  to  Exhibit  4 of  Form  T-1,
            Document 6 of Registration No. 333-84320.

         5. Not applicable.

         6. The  consent of the  Trustee  required  by  Section  321(b) of the
            Trust Indenture Act of 1939,  incorporated  herein by reference to
            Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. Report  of  Condition  of  the  Trustee  as  of  March  31,  2004,
            published  pursuant to law or the  requirements of its supervising or examining authority, attached as Exhibit 7.

         8.   Not applicable.

         9.   Not applicable.